Significant Accounting Policies (Policies)	12 Months Ended
Mar. 31, 2016
Accounting Policies [Abstract]
Basis of Presentation

Basis of Presentation –

The consolidated financial statements include the accounts of Eagle Materials Inc. and its majority-owned subsidiaries (“EXP” or the “Company”), which may be referred to as “our”, “we”, or “us”. All intercompany balances and transactions have been eliminated. EXP is a holding company whose assets consist of its investments in its subsidiaries, joint venture, intercompany balances and holdings of cash and cash equivalents. The businesses of the consolidated group are conducted through EXP’s subsidiaries. The Company conducts one of its cement plant operations through a joint venture, Texas Lehigh Cement Company L.P., which is located in Buda, Texas (the “Joint Venture”). Investments in the Joint Venture and affiliated companies owned 50% or less are accounted for using the equity method of accounting. The equity in earnings of unconsolidated joint venture has been included for the same period as our March 31 year end.

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications	Reclassifications – Certain reclassifications have been made to the prior year to conform to the current year presentation.
Cash and Cash Equivalents	Cash and Cash Equivalents – Cash equivalents include short-term, highly liquid investments with original maturities of three months or less and are recorded at cost, which approximates market value.
Accounts and Notes Receivable

Accounts and Notes Receivable –

Accounts and notes receivable have been shown net of the allowance for doubtful accounts of $10.2 million and $7.1 million at March 31, 2016 and 2015, respectively. We perform ongoing credit evaluations of our customers’ financial condition and generally require no collateral from our customers. The allowance for non-collection of receivables is based upon analysis of economic trends in the construction and oil and gas industries, detailed analysis of the expected collectability of accounts receivable that are past due and the expected collectability of overall receivables. We have no significant credit risk concentration among our diversified customer base.

We had notes receivable totaling approximately $2.9 million at March 31, 2016, of which approximately $0.2 million has been classified as current and presented with accounts receivable on the balance sheet. We lend funds to certain companies in the ordinary course of business, and the notes bear interest, on average, at LIBOR plus 3.5%, which was approximately 3.9% on March 31, 2016. Remaining unpaid amounts, plus accrued interest, mature in March 2017. The notes are collateralized by certain assets of the borrowers, namely property and equipment. We monitor the credit risk of each borrower by focusing on the timeliness of payments, review of credit history and credit metrics and interaction with the borrowers. At March 31, 2016 and 2015, approximately $0.3 million of our allowance for doubtful accounts is related to our notes receivable.

Inventories

Inventories –

Inventories are stated at the lower of average cost (including applicable material, labor, depreciation, and plant overhead) or market. Inventories consist of the following:

	March 31,
	2016	2015
	(dollars in thousands)
Raw Materials and Materials-in-Progress	$119,060	$115,345
Finished Cement	21,834	20,508
Gypsum Wallboard	5,839	7,741
Paperboard	7,575	8,493
Frac Sand	5,501	4,928
Aggregates	10,660	11,131
Repair Parts and Supplies	68,155	62,121
Fuel and Coal	4,971	5,197
	$243,595	$235,464

Property, Plant and Equipment

Property, Plant and Equipment –

Property, plant and equipment are stated at cost. Major renewals and improvements are capitalized and depreciated. Annual maintenance is expensed as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives of depreciable assets and totaled $84.2 million, $69.7 million and $67.3 million for the years ended March 31, 2016, 2015 and 2014, respectively. Raw material deposits are depleted as such deposits are extracted for production utilizing the units-of-production method. Costs and accumulated depreciation applicable to assets retired or sold are eliminated from the accounts and any resulting gains or losses are recognized at such time. The estimated lives of the related assets are as follows:

Plants	20 to 30 years
Buildings	20 to 40 years
Machinery and Equipment	3 to 25 years

We periodically evaluate whether current events or circumstances indicate that the carrying value of our depreciable assets may not be recoverable. At March 31, 2016 and 2015, management believes no events or circumstances indicate that the carrying value may not be recoverable.

Impairment or Disposal of Long-Lived and Intangible Assets

Impairment or Disposal of Long-Lived and Intangible Assets –

We evaluate the recoverability of our long-lived assets and certain identifiable intangibles, such as permits and customer contracts, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets, such as plants, buildings and machinery and equipment, including mining assets, is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. Such evaluations for impairment are significantly impacted by estimates of future prices for our products, capital needs, economic trends in the construction sector and other factors. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their estimated fair value. Assets to be disposed of by sale are reflected at the lower of their carrying amount or fair value less cost to sell.

During calendar 2015, the continued decline in oil prices adversely impacted oil and gas drilling activity, leading to further reductions in demand and pricing for proppants.  This reduction in demand adversely impacted performance under our customer contracts for our frac sand business, resulting in the amendment of certain of these contracts.  Based on the reduced demand for proppants and the executed and pending amendments to our customer contracts, we concluded that long-lived asset impairment indicators were present during the quarters ended September 30, 2015 and March 31, 2016 for our customer contract intangible assets.  We performed recovery tests to determine if any of the customer contract intangible assets related to our oil and gas proppants business unit were impaired at September 30, 2015 and March 31, 2016.  Based on our analysis of the undiscounted cash flows for each of our customer contract intangibles related to our oil and gas proppants business, we concluded that the carrying value of certain customer contract intangible assets exceeded the undiscounted cash flows for the related assets at both September 30, 2015 and March 31, 2016.   For those contracts whose carrying value exceeded the undiscounted cash flows, we calculated an estimated fair value of each contract using the weighted-average probable cash flows related to each contract (level 3 inputs), discounted using a weighted-average cost of capital (“WACC”).  The WACC was determined from relevant market comparisons, and adjusted for specific risks.  This analysis resulted in impairment losses of approximately $28.4 million and $6.6 million for the quarters ended September 30, 2015 and March 31, 2016, respectively, which is included in cost of goods sold in the Consolidated Statement of Earnings for fiscal year 2016.

Goodwill and Intangible Assets

Goodwill and Intangible Assets –

Goodwill: Goodwill is subject to at least an annual assessment for impairment by applying a fair-value-based test. We have elected to test for goodwill impairment in the fourth quarter of each fiscal year. The goodwill impairment test is a two-step process, which requires us to make judgments in determining what assumptions to use in the calculation. The first step of the process consists of estimating the fair value of each reporting unit based on a discounted cash flow model using revenues and profit forecasts and comparing those estimated fair values with the carrying value; a second step is performed, if necessary, to compute the amount of the impairment by determining an “implied fair value” of goodwill. Similar to the review for impairment of other long-lived assets, evaluations for impairment are significantly impacted by estimates of future prices for our products, capital needs, economic trends and other factors.

Intangible Assets: Intangible assets, including the impact of the impairment charges discussed above, at March 31, 2016 and 2015 consist of the following:

	March 31, 2016
	Amortization Period	Cost	Amortization Expense	Impairment	Accumulated Amortization	Net
		(dollars in thousands)
Goodwill and Intangible Assets:
Customer Contracts and Relationships	15 years	$63,260	$11,634	$34,999	$(52,627)	$10,633
Sales Contracts	4 years	2,500	625	—	(2,083)	$417
Permits	40 years	27,440	652	—	(6,548)	$20,892
Goodwill		133,885	—	—	—	$133,885
Total Goodwill and Intangible Assets		$227,085	$12,911	$34,999	$(61,258)	$165,827

At March 31, 2016, approximately $5.6 million of customer contracts and relationships is related to our oil and gas proppants segment.  Under the terms of one of the contracts, the customer prepaid $15.0 million for sand, of which $12.7 million was available at March 31, 2015. This prepayment would be credited to the customer based on future sand purchases required by the contract.  This customer has not made the required purchases in accordance with the terms of the contract, and therefore has forfeited approximately $10.7 million of the prepaid balance.  The reversal of the $10.7 million was recorded as a reduction to cost of goods sold in our oil and gas proppants segment during fiscal 2016.  We have a $2.0 million liability related to the remaining customer prepayment of sand, which is included in Other Long-Term Liabilities on the consolidated Balance Sheet.  The contract terminates June 30, 2016, at which time the remaining $2.0 million will be forfeited if the customer has not placed orders for the contracted amount of sand.

	March 31, 2015
	Amortization Period	Cost	Accumulated Amortization	Net
	(dollars in thousands)
Intangible Assets and Goodwill:
Customer contracts and relationships	15 years	$62,060	$(5,994)	$56,066
Sales contracts	4 years	2,500	(1,458)	1,042
Permits	40 years	27,440	(5,896)	21,544
Goodwill		132,515	—	132,515
Total intangible assets and goodwill		$224,515	$(13,348)	$211,167

During July 2015, goodwill increased approximately $1.4 million and customer contracts and relationships increased $1.2 million in connection with the acquisition of Skyway Cement Company.  See Footnote (B) of the Notes to Consolidated Financial Statements for more information.

Amortization expense of intangibles was $12.9 million, $5.7 million and $1.7 million for the years ended March 31, 2016, 2015 and 2014, respectively, excluding the impairment expense in fiscal 2016, as discussed above. Amortization expense is expected to be approximately $3.4 million for fiscal year 2017, $3.0 million per year for fiscal years 2018 and 2019, $2.0 million for fiscal year 2020, and $1.2 million for fiscal year 2021.

Other Assets	Other Assets – Other assets are primarily composed of loan fees and financing costs, deferred expenses, and deposits.
Income Taxes

Income Taxes –

Income taxes are accounted for using the asset and liability method. Deferred taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in earnings in the period that includes the enactment date. In addition, we recognize future tax benefits to the extent that such benefits are more likely than not to be realized.

Stock Repurchases

Stock Repurchases –

On August 10, 2015, the Board of Directors authorized the Company to repurchase up to an additional 6,782,700 shares, for a total outstanding authorization of 7,500,000 shares.  During fiscal 2016, we have repurchased 1,894,000 shares, at an average price of $65.24.  Subsequent to March 31, 2016, we have purchased an additional 230,000 shares at an average price of $69.80.  Including the shares purchased subsequent to year end, we have authorization to purchase an additional 5,376,000 shares.  We did not repurchase any shares in the open market during the fiscal years ended March 31, 2015 and 2014.

Revenue Recognition

Revenue Recognition –

Revenue from the sale of cement, gypsum wallboard, paperboard, frac sand, concrete and aggregates is recognized when title and ownership are transferred upon shipment to the customer. Fees for shipping and handling are recorded as revenue, while costs incurred for shipping and handling are recorded as expenses.

We classify amounts billed to customers for freight as revenues and freight costs as cost of goods sold, respectively, in the Consolidated Statements of Earnings. Approximately $139.5 million, $124.0 million and $113.1 million were classified as cost of goods sold in the years ended March 31, 2016, 2015 and 2014, respectively.

Other income (loss) includes lease and rental income, asset sale income, non-inventoried aggregates sales income, distribution center income and trucking income as well as other miscellaneous revenue items and costs which have not been allocated to a business segment.

Comprehensive Income/Losses

Comprehensive Income/Losses –

As of March 31, 2016, we have an accumulated other comprehensive loss of $11.4 million, which is net of income taxes of $6.8 million, in connection with recognizing the difference between the fair value of the pension assets and the projected benefit obligation.

Consolidated Cash Flows – Supplemental Disclosures

Consolidated Cash Flows – Supplemental Disclosures –

Interest payments made during the years ended March 31, 2016, 2015 and 2014 were $16.9 million, $15.1 million and $17.0 million, respectively.

We made net payments of $63.9 million, $78.3 million and $41.7 million for federal and state income taxes in the years ended March 31, 2016, 2015 and 2014, respectively.

Statements of Consolidated Earnings - Supplemental Disclosures

Statements of Consolidated Earnings – Supplemental Disclosures –

Maintenance and repair expenses are included in each segment’s costs and expenses. We incurred $95.1 million, $86.7 million and $77.4 million in the years ended March 31, 2016, 2015 and 2014, respectively, which is included in Cost of Goods Sold on the Consolidated Statement of Earnings.

Selling, general and administrative expenses of the operating units are included in Cost of Goods Sold on the Consolidated Statements of Earnings. Corporate general and administrative (“G&A”) expenses include administration, financial, legal, employee benefits and other corporate activities and are shown separately in the consolidated statements of earnings. Corporate G&A also includes stock compensation expense. See Note (J), Stock Option Plans, for more information.

Total selling, general and administrative expenses for each of the periods are summarized as follows:

	For the Years Ended March 31,
	2016	2015	2014
	(dollars in thousands)
Operating Units Selling, G&A	$56,110	$49,326	$50,175
Corporate G&A	37,193	30,751	24,552
	$93,303	$80,077	$74,727

Earnings Per Share

Earnings Per Share –

	For the Years Ended March 31,
	2016	2015	2014
Weighted-Average Shares of Common Stock Outstanding	49,471,157	49,604,249	49,090,750
Effect of Dilutive Shares:
Assumed Exercise of Outstanding Dilutive Options	1,146,807	1,350,556	1,574,491
Less Shares Repurchased from Proceeds of Assumed Exercised Options	(768,886)	(868,636)	(1,032,359)
Restricted Stock Units	221,751	286,074	306,283
Weighted-Average Common Stock and Dilutive Securities Outstanding	50,070,829	50,372,243	49,939,165

The “Less Shares Repurchased from Proceeds of Assumed Exercised Options” line includes unearned compensation related to outstanding stock options.

There were 688,420, 285,267 and 146,696 stock options at an average exercise price of $80.51 per share, $82.72 per share and $65.12 per share that were excluded from the computation of diluted earnings per share for the years ended March 31, 2016, 2015 and 2014, respectively, because such inclusion would have been anti-dilutive.

Fair Value Measures

Fair Value Measures –

Certain assets and liabilities are required to be recorded or disclosed at fair value. The estimated fair values of those assets and liabilities have been determined using market information and valuation methodologies. Changes in assumptions or estimation methods could affect the fair value estimates; however, we do not believe any such changes would have a material impact on our financial condition, results of operations or cash flows. There are three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices for identical assets and liabilities in active markets;

Level 2 – Quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data; and

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

New Accounting Standards

New Accounting Standards –

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers.” ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605),” and requires entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. The standard will be effective for us in the first quarter of fiscal 2019, with early adoption not permitted. We will adopt the new standard using the modified retrospective approach, which requires the standard be applied only to the most current period presented, with the cumulative effect of initially applying the standard recognized at the date of initial application. We are currently evaluating the impact of this ASU.

In April 2015, the Financial Accounting Standards Board issued ASU 2015-03, “Interest-Imputation of Interest (Subtopic 830-30). This standard requires that discounts, premiums or debt issue costs related to borrowings be reported in the balance sheet as a direct reduction of the associated borrowing. The standard will be effective for us in the first quarter of fiscal 2017, and earlier application is permitted for financial statements that have not been previously issued.  The impact of adopting this ASU is not expected to be material.

In November 2015, the FASB issued ASU 2015-17, "Balance Sheet Classification of Deferred Taxes", which requires entities to present all deferred tax assets and liabilities, as well as any related valuation allowances, as one net noncurrent asset or liability per tax jurisdiction. We early adopted the standard as of March 31, 2016 and have reclassified our current deferred tax assets to long-term. For the year ended March 31, 2015, our consolidated balance sheet has been retrospectively adjusted to conform with the new presentation, which resulted in a reclassification of approximately $2.3 million from current assets to long-term liabilities.

In July 2015, the Financial Accounting Standards Board issued ASU 2015-11, “Simplifying the Measurement of Inventory”.  This standard requires inventory to be measured at the lower of cost or net realizable value, which is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation.  The standard will be effective for us in the first quarter of fiscal 2017, with early adoption permitted at the beginning of an annual or interim reporting period.  Prospective application is required.  This impact of adopting this ASU is not expected to be material.

In September 2015, the Financial Accounting Standards Board issued ASU 2015-16, “Simplifying the Accounting for Measurement-Period Adjustments”.  This standard eliminates the requirement to restate prior period financial statements for measurement period adjustments.  The cumulative impact of measurement period adjustments, including those in prior periods, will now be recognized in the reporting period in which the adjustment is made.  The cumulative adjustment should be reflected in the financial statements within the respective line items impacted.  Additionally, companies must present separately on the face of the income statement or disclose in the notes to the financial statements the portion of the adjustment recorded in the current period earnings by line item that would have been recorded in previous periods if the adjustment to the provisional amounts had been recognized on the acquisition date.  This standard is effective for annual periods beginning after December 15, 2016 and interim periods beginning after December 31, 2017.  Early adoption is permitted for all entities.  We adopted this standard on October 1, 2015, with no material impact to our results of operations or financial position.

In March 2016, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2016-09, “Improvements to Employee Share-Based Payment Accounting,” which provides for simplification of certain aspects of employee share-based payment accounting, including income taxes, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The standard will be effective for us in the first quarter of fiscal 2018 and will be applied either prospectively, retrospectively or using a modified retrospective transition approach depending on the area covered in this update. We are currently in the process of assessing the impact of the ASU on our consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases”, which supersedes existing lease guidance to require lessees to recognize assets and liabilities on the balance sheet for the rights and obligations created by long-term leases and to disclose additional quantitative and qualitative information about leasing arrangements. The standard will be effective for us in the first quarter of fiscal 2020, and we will adopt using the modified retrospective approach. We are currently in the process of assessing the impact of the ASU on our consolidated financial statements and disclosures, as well as our internal lease accounting processes.

Acquisition and Litigation Expense

Acquisition and Litigation Expense

Acquisition and litigation expense consists primarily of expenses incurred during the CRS acquisition, as discussed in Footnote (B) to the Consolidated Financial Statements, and significant legal expenses incurred during litigation primarily involving the lawsuit against the Internal Revenue Service (“IRS”). See Note (H), Income Taxes, for more information about the outstanding lawsuit with the IRS.